UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2003

AMN Healthcare Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16753 (Commission File No.)	06-1500476 (I.R.S. Employer Identification No.)

12235 El Camino Real, Suite 200 San Diego, California (Address of principal executive offices)	92130 (Zip Code)

(858) 792-0711

(registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS

(c)  Exhibits

See Exhibit Index.

ITEM 9.    REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition.”

On April 29, 2003, we reported our first quarter 2003 results. Our first quarter 2003 results are discussed in detail in the press release attached hereto as Exhibit 99, which is incorporated by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: April 30, 2003	By:	/s/ Donald R. Myll
Donald R. Myll Chief Accounting Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release: AMN Healthcare Services, Inc. Reports First Quarter Results